(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK)
EXCHANGE
FUND

ANNUAL REPORT

DECEMBER 31, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     8   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            9   A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   15  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  19  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  22  The Auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE                  10.41%       189.33%       341.65%

S&P 500                            21.04%       251.12%       432.89%

Growth & Income Funds Average      13.76%       167.25%       293.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 913 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE                  10.41%       23.67%        16.01%

S&P 500                            21.04%       28.56%        18.21%

Growth & Income Funds Average      13.76%       21.34%        14.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

Exchange                    S&P 500
            00033                       SP001
  1989/12/31      10000.00                    10000.00
  1990/01/31       9341.81                     9329.00
  1990/02/28       9421.59                     9449.34
  1990/03/31       9673.40                     9699.75
  1990/04/30       9478.93                     9457.26
  1990/05/31      10531.04                    10379.34
  1990/06/30      10551.25                    10308.76
  1990/07/31      10480.59                    10275.77
  1990/08/31       9602.48                     9346.84
  1990/09/30       9155.85                     8891.65
  1990/10/31       9083.94                     8853.42
  1990/11/30       9657.99                     9425.35
  1990/12/31       9951.03                     9688.32
  1991/01/31      10278.54                    10110.73
  1991/02/28      11035.74                    10833.64
  1991/03/31      11333.12                    11095.82
  1991/04/30      11295.13                    11122.45
  1991/05/31      11787.70                    11602.94
  1991/06/30      11212.83                    11071.52
  1991/07/31      11785.33                    11587.46
  1991/08/31      12037.13                    11862.08
  1991/09/30      11807.86                    11663.98
  1991/10/31      12034.48                    11820.28
  1991/11/30      11658.11                    11343.92
  1991/12/31      13077.33                    12641.67
  1992/01/31      12791.58                    12406.53
  1992/02/29      13015.62                    12567.82
  1992/03/31      12766.09                    12322.74
  1992/04/30      13004.88                    12685.03
  1992/05/31      13084.03                    12747.19
  1992/06/30      12754.13                    12557.26
  1992/07/31      13349.39                    13070.85
  1992/08/31      13171.76                    12802.90
  1992/09/30      13226.00                    12953.97
  1992/10/31      13345.33                    12999.31
  1992/11/30      13752.11                    13442.58
  1992/12/31      13689.94                    13607.93
  1993/01/31      13583.38                    13722.24
  1993/02/28      13624.90                    13908.86
  1993/03/31      13937.67                    14202.33
  1993/04/30      13665.03                    13858.64
  1993/05/31      14012.40                    14230.05
  1993/06/30      14021.50                    14271.32
  1993/07/31      13761.25                    14214.23
  1993/08/31      14263.56                    14752.95
  1993/09/30      14144.63                    14639.35
  1993/10/31      14568.59                    14942.39
  1993/11/30      14367.10                    14800.44
  1993/12/31      14585.32                    14979.52
  1994/01/31      14820.80                    15488.82
  1994/02/28      14473.98                    15069.08
  1994/03/31      13881.37                    14412.07
  1994/04/30      14115.55                    14596.54
  1994/05/31      14349.74                    14835.92
  1994/06/30      13986.74                    14472.44
  1994/07/31      14428.52                    14947.14
  1994/08/31      15050.76                    15559.97
  1994/09/30      14906.39                    15178.75
  1994/10/31      15299.08                    15520.27
  1994/11/30      15027.66                    14955.03
  1994/12/31      15264.59                    15176.81
  1995/01/31      15818.89                    15570.34
  1995/02/28      16361.17                    16177.12
  1995/03/31      16637.55                    16654.51
  1995/04/30      17170.69                    17144.98
  1995/05/31      17812.57                    17830.27
  1995/06/30      18189.95                    18244.46
  1995/07/31      18794.10                    18849.45
  1995/08/31      18585.09                    18896.76
  1995/09/30      19468.42                    19694.21
  1995/10/31      19553.86                    19623.90
  1995/11/30      20365.49                    20485.39
  1995/12/31      20725.15                    20879.93
  1996/01/31      21482.77                    21590.69
  1996/02/29      21820.00                    21790.83
  1996/03/31      22049.44                    22000.68
  1996/04/30      22312.76                    22324.97
  1996/05/31      22933.33                    22900.73
  1996/06/30      23071.90                    22987.98
  1996/07/31      21888.97                    21972.37
  1996/08/31      22346.93                    22435.77
  1996/09/30      23624.56                    23698.46
  1996/10/31      23885.37                    24352.06
  1996/11/30      25597.67                    26192.83
  1996/12/31      25077.85                    25673.95
  1997/01/31      26547.37                    27278.06
  1997/02/28      26824.28                    27491.92
  1997/03/31      25996.69                    26362.28
  1997/04/30      27412.72                    27936.10
  1997/05/31      29020.70                    29636.85
  1997/06/30      30454.49                    30964.59
  1997/07/31      32347.90                    33428.44
  1997/08/31      30171.11                    31555.78
  1997/09/30      31950.54                    33284.09
  1997/10/31      31360.03                    32172.40
  1997/11/30      32816.50                    33661.66
  1997/12/31      33687.95                    34239.63
  1998/01/31      33982.62                    34618.32
  1998/02/28      36046.90                    37114.99
  1998/03/31      37470.88                    39015.65
  1998/04/30      38034.73                    39408.15
  1998/05/31      37239.92                    38730.72
  1998/06/30      38183.14                    40303.96
  1998/07/31      37204.95                    39874.73
  1998/08/31      32498.10                    34109.64
  1998/09/30      34110.28                    36294.70
  1998/10/31      36900.77                    39246.91
  1998/11/30      38492.13                    41625.67
  1998/12/31      40001.85                    44024.14
  1999/01/31      40425.00                    45865.23
  1999/02/28      40132.17                    44439.74
  1999/03/31      41511.05                    46217.77
  1999/04/30      42794.99                    48007.79
  1999/05/31      42455.50                    46874.32
  1999/06/30      43347.73                    49475.85
  1999/07/31      42319.72                    47931.21
  1999/08/31      42678.55                    47693.95
  1999/09/30      40456.05                    46386.66
  1999/10/31      42665.62                    49322.01
  1999/11/30      43105.28                    50324.73
  1999/12/31      44164.89                    53288.85
IMATRL PRASUN   SHR__CHT 19991231 20000112 140856 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $44,165 - a 341.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $53,289 - a 432.89% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF DECEMBER 31, 1999, THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE WERE 11.23%, 176.57%, 306.70%, AND 11.23%, 22.35%, 14.91%, RESPECTIVELY; AND THE
ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE 24.93%, 227.59%, 397.83%, AND 24.93%, 26.34%, 17.07%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite the fifth consecutive year
of returns exceeding 20% for the
Standard & Poor's 500 Index, this
performance was not necessarily an
entirely accurate representation of
the overall health of the U.S. equity
markets. For example, during the
12-month period ending December
31, 1999, the S&P 500 - a
market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 21.04%. Interestingly,
however, the top 50 stocks in the
S&P 500 - the so-called "Nifty 50"
- accounted for 115% of its total
return. Meanwhile, the remaining
450 stocks had a cumulative return
of -3.13%. Overall, more stocks fell
than rose in 1999. Additionally, just
one sector - technology - was
responsible for approximately 70%
of the S&P's return. This incredibly
narrow market breadth was further
illustrated by the technology-laden
NASDAQ Index. Its 12-month return
of 86.12% was the all-time highest
annual return for any major U.S. stock
index. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - posted a 27.13% return
during the period. Also dominating
headlines in 1999 was the Federal
Reserve Board's persistent inflation
worries, and its attempts to keep the
same in check by increasing key
short-term interest rates by 0.25
percentage points on three occasions.

(Photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Exchange Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended December 31, 1999, the fund had a total return of 10.41%. That trailed the 21.04% return posted by the Standard & Poor's 500 Index for the same time frame. The growth and income funds average tracked by Lipper Inc. returned 13.76% during the same 12-month period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK DURING THE 12-MONTH
PERIOD?

A. Much of why the fund lagged the S&P 500 - and to a degree, its Lipper peer group - is attributable to its underexposure to the high-flying technology sector. The fund lost ground by not holding the stocks that led the tech rush and powered the `new economy,' such as Cisco, Oracle, Qualcomm, Nortel Networks, Sun Microsystems, America Online and EMC. Having an underweighted position in Microsoft also hurt relative performance. Being overexposed to an otherwise weak health care sector also hurt, most notably in poorly performing drug stocks such as Bristol-Myers Squibb and Pfizer. Selected holdings in nondurables, namely Philip Morris, as well as media and leisure player, Disney, also hampered returns.

Q. WHAT FACTORS HELPED FUND PERFORMANCE?

A. The fund benefited from its healthy underweighting of the predominantly weak finance sector, which was plagued by markedly higher interest rates during the period. Having no exposure to rate-sensitive S&P 500 benchmark issues such as Bank of America, First Union and Banc One was one of the keys to our success here. Even though the fund was unable to post a perfect score with respect to its performance in a narrowly led market, it did get partial credit for holding some of the stronger performers within technology and telecommunications. Hewlett-Packard (HP), Motorola and Sprint were some of the big winners that readily come to mind. Also, various plays in the industrial machinery and equipment sector, such as General Electric (GE) and Parker-Hannifin, worked out quite well for the fund.

Q. WHAT STOCKS WERE KEY CONTRIBUTORS TO THE FUND?

A. GE, the fund's top holding, continued to exceed earnings expectations due to the strength of its underlying businesses. HP soared on rising demand for home PCs and related peripherals, the appointment of a new CEO and a successful restructuring effort that involved the spin-off of Agilent Technologies - a testing and measurement devices concern. American Express was buoyed by its vibrant credit card and asset management businesses, along with its successful Internet strategy and introduction of the `blue card,' which is expected to lead to renewed card growth. Motorola benefited from strong growth in its cellular handset business and its expansion into the broadband cable market.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. It was a difficult period overall for drug stocks, as they confronted growing concerns of increased government regulation in the face of an election year, slowing product pipelines and impending patent expirations. American Home Products and Schering-Plough recoiled in response to these numerous challenges. Medical equipment and supply manufacturer Becton, Dickinson and Co. felt the pinch of heavy investment spending related to a number of acquisitions, which slowed earnings growth. Gillette languished from weakness in its non-core businesses and poor performance in international markets.

Q. WHAT'S YOUR OUTLOOK?

A. I'm generally positive. However, rising interest rates and concerns about inflation usually pose dangers for equities, and the current cycle doesn't seem to be an exception. While investor enthusiasm and positive business fundamentals have been powerful forces driving the market higher, the short-term outlook remains cloudy until the Federal Reserve Board believes the pace of economic growth has cooled. Longer term, however, if the market can effectively overcome concerns about inflation and interest rates, I believe it can maintain its advances.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP TEN STOCKS AS OF DECEMBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            8.6                      5.9

Hewlett-Packard Co.             6.6                      5.4

American Express Co.            4.4                      3.2

Exxon Mobil Corp.               3.8                      3.7

Motorola, Inc.                  3.4                      2.1

Walt Disney Co.                 3.3                      3.3

McDonald's Corp.                3.3                      3.2

Bristol-Myers Squibb Co.        3.3                      3.6

Johnson & Johnson               2.8                      2.8

Gannet Co., Inc.                2.5                      2.1

                                42.0                     35.3

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

HEALTH                          16.8                     19.4

MEDIA & LEISURE                 15.2                     13.8

TECHNOLOGY                      12.7                     9.2

NONDURABLES                     12.0                     13.3

INDUSTRIAL MACHINERY &          11.0                     8.3
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999 *                                        AS OF JUNE 30, 1999 **

                          Stocks 97.6%                                                   Stocks 96.6%

                          Short-Term  Investments and                                    Short-Term Investments and
                          Net Other Assets 2.4%                                          Net Other Assets 3.4%

* FOREIGN INVESTMENTS                                  2.9%      ** FOREIGN INVESTMENTS                              3.0%



Row: 1, Col: 1, Value: 97.59999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.4

Row: 1, Col: 1, Value: 96.59999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.4

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS IS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS DECEMBER 31, 1999
Showing Percentage of Net Assets


COMMON STOCKS - 97.6%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.6%

AEROSPACE & DEFENSE - 1.0%

United Technologies Corp.         53,344                         $ 3,467,360

DEFENSE ELECTRONICS - 0.6%

Raytheon Co.:

Class A                           1,913                           47,466

Class B                           80,000                          2,125,000

                                                                  2,172,466

TOTAL AEROSPACE & DEFENSE                                         5,639,826

BASIC INDUSTRIES - 1.2%

CHEMICALS & PLASTICS - 1.2%

Air Products & Chemicals,         95,268                          3,197,432
Inc.

Cabot Corp.                       53,400                          1,088,025

                                                                  4,285,457

DURABLES - 2.8%

AUTOS, TIRES, & ACCESSORIES -
2.0%

Dana Corp.                        80,670                          2,415,058

Delphi Automotive Systems         18,280                          287,910
Corp.

General Motors Corp.              26,155                          1,901,142

SPX Corp. (a)                     27,908                          2,255,315

                                                                  6,859,425

CONSUMER DURABLES - 0.8%

Minnesota Mining &                30,000                          2,936,250
Manufacturing Co.

TOTAL DURABLES                                                    9,795,675

ENERGY - 10.0%

ENERGY SERVICES - 2.5%

Halliburton Co.                   132,094                         5,316,784

Schlumberger Ltd.                 53,568                          3,013,200

Transocean Sedco Forex, Inc.      10,370                          349,339

                                                                  8,679,323

OIL & GAS - 7.5%

BP Amoco PLC sponsored ADR        55,996                          3,321,263

Chevron Corp.                     59,410                          5,146,391

Exxon Mobil Corp.                 168,730                         13,593,311

Kerr-McGee Corp.                  13,480                          835,760

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co. (NY     60,000                         $ 3,626,250
Registry Gilder 1.25)

Union Pacific Resources           13,243                          168,848
Group, Inc.

                                                                  26,691,823

TOTAL ENERGY                                                      35,371,146

FINANCE - 7.0%

CREDIT & OTHER FINANCE - 4.4%

American Express Co.              94,788                          15,758,505

INSURANCE - 2.0%

Berkshire Hathaway, Inc.          2,452                           4,487,160
Class B (a)

Highlands Insurance Group,        370                             3,515
Inc. (a)

Torchmark Corp.                   83,232                          2,418,930

                                                                  6,909,605

SECURITIES INDUSTRY - 0.6%

Lehman Brothers Holdings,         18,357                          1,554,608
Inc.

Waddell & Reed Financial, Inc.:

Class A                           4,735                           128,437

Class B                           20,383                          512,123

                                                                  2,195,168

TOTAL FINANCE                                                     24,863,278

HEALTH - 16.8%

DRUGS & PHARMACEUTICALS - 11.5%

American Home Products Corp.      156,668                         6,178,594

Bristol-Myers Squibb Co.          180,666                         11,596,499

Eli Lilly & Co.                   48,608                          3,232,432

Merck & Co., Inc.                 67,238                          4,509,148

Pfizer, Inc.                      234,754                         7,614,833

Schering-Plough Corp.             177,593                         7,492,205

                                                                  40,623,711

MEDICAL EQUIPMENT & SUPPLIES
- 5.3%

Becton, Dickinson & Co.           128,000                         3,424,000

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Guidant Corp.                     114,574                        $ 5,384,978

Johnson & Johnson                 107,095                         9,973,222

                                                                  18,782,200

TOTAL HEALTH                                                      59,405,911

INDUSTRIAL MACHINERY &
EQUIPMENT - 11.0%

ELECTRICAL EQUIPMENT - 8.6%

General Electric Co.              197,068                         30,496,270

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.2%

Parker-Hannifin Corp.             135,907                         6,973,728

The Stanley Works                 28,748                          866,034

                                                                  7,839,762

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            36,250                          623,047

TOTAL INDUSTRIAL MACHINERY &                                      38,959,079
EQUIPMENT

MEDIA & LEISURE - 15.2%

BROADCASTING - 0.4%

Cox Communications, Inc.          28,976                          1,492,264
Class A (a)

ENTERTAINMENT - 3.8%

Viacom, Inc. Class B              30,566                          1,847,333
(non-vtg.) (a)

Walt Disney Co.                   403,320                         11,797,110

                                                                  13,644,443

PUBLISHING - 7.7%

Gannet Co., Inc.                  110,428                         9,006,784

Harcourt General, Inc.            40,000                          1,610,000

Knight-Ridder, Inc.               64,400                          3,831,800

McGraw-Hill Companies, Inc.       139,024                         8,567,354

Media General, Inc. Class A       7,482                           389,064

Times Mirror Co. Class A          55,947                          3,748,449

                                                                  27,153,451

RESTAURANTS - 3.3%

McDonald's Corp.                  287,960                         11,608,388

TOTAL MEDIA & LEISURE                                             53,898,546

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - 12.0%

BEVERAGES - 3.1%

Anheuser-Busch Companies,         81,409                         $ 5,769,863
Inc.

The Coca-Cola Co.                 90,888                          5,294,226

                                                                  11,064,089

FOODS - 1.9%

Agribrands International,         2,134                           98,164
Inc. (a)

General Mills, Inc.               66,558                          2,379,449

Sara Lee Corp.                    192,510                         4,247,252

                                                                  6,724,865

HOUSEHOLD PRODUCTS - 6.1%

Colgate-Palmolive Co.             120,345                         7,822,425

Gillette Co.                      158,614                         6,532,914

Procter & Gamble Co.              66,700                          7,307,819

                                                                  21,663,158

TOBACCO - 0.9%

Philip Morris Companies, Inc.     132,450                         3,071,184

TOTAL NONDURABLES                                                 42,523,296

RETAIL & WHOLESALE - 1.6%

APPAREL STORES - 0.2%

Payless ShoeSource, Inc. (a)      13,140                          617,580

GENERAL MERCHANDISE STORES -
1.0%

Neiman Marcus Group, Inc.         12,052                          324,651
Class B (a)

The May Department Stores Co.     107,439                         3,464,908

                                                                  3,789,559

GROCERY STORES - 0.4%

SUPERVALU, Inc.                   70,160                          1,403,200

TOTAL RETAIL & WHOLESALE                                          5,810,339

TECHNOLOGY - 12.7%

COMPUTER SERVICES & SOFTWARE
- 1.6%

Microsoft Corp. (a)               49,000                          5,720,750

COMPUTERS & OFFICE EQUIPMENT
- 7.7%

Hewlett-Packard Co.               202,563                         23,079,522

International Business            36,388                          3,929,904
Machines Corp.

                                                                  27,009,426

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - 3.4%

Motorola, Inc.                    81,906                         $ 12,060,659

TOTAL TECHNOLOGY                                                  44,790,835

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Union Pacific Corp.               19,090                          832,801

UTILITIES - 5.5%

CELLULAR - 0.8%

ALLTEL Corp.                      1,756                           145,199

Sprint Corp. - PCS Group          25,000                          2,562,500
Series 1 (a)

                                                                  2,707,699

GAS - 0.6%

Williams Companies, Inc.          70,040                          2,140,598

TELEPHONE SERVICES - 4.1%

MCI WorldCom, Inc. (a)            149,268                         7,920,533

Sprint Corp. - FON Group          100,000                         6,731,250

                                                                  14,651,783

TOTAL UTILITIES                                                   19,500,080

TOTAL COMMON STOCKS                                               345,676,269
(Cost $21,866,264)

CASH EQUIVALENTS - 2.4%

                                 MATURITY AMOUNT

Investments in repurchase        $ 8,463,383                      8,461,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00

TOTAL INVESTMENT PORTFOLIO -                                      354,137,269
100.0%
(Cost $30,327,264)

NET OTHER ASSETS - 0.0%                                           112,189

NET ASSETS - 100%                                                  $ 354,249,458


LEGEND

(a) Non-income producing

INCOME TAX INFORMATION

At December 31, 1999, the aggregate
cost of investment securities for income tax purposes was $30,327,264. Net unrealized appreciation aggregated $323,810,005, all of which was related to appreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $20,000 all of which will expire on December 31, 2007.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                      DECEMBER 31, 1999

ASSETS

Investment in securities, at               $ 354,137,269
value (including repurchase
agreements of $8,461,000)
(cost $30,327,264) -  See
accompanying schedule

Cash                                        323

Receivable for investments                  544,274
sold

Dividends receivable                        323,093

 TOTAL ASSETS                               355,004,959

LIABILITIES

Payable for fund shares         $ 550,783
redeemed

Accrued management fee           158,389

Other payables and accrued       46,329
expenses

 TOTAL LIABILITIES                          755,501

NET ASSETS                                 $ 354,249,458

Net Assets consist of:

Paid in capital                            $ 30,437,331

Undistributed net investment                22,264
income

Accumulated undistributed net               (20,142)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 323,810,005
(depreciation) on investments

NET ASSETS, for 1,301,640                  $ 354,249,458
shares outstanding

NET ASSET VALUE, offering                   $272.16
price and redemption price
per share ($354,249,458
(divided by) 1,301,640
shares)

STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                            $ 4,708,309
Dividends

Interest                                      590,140

 TOTAL INCOME                                 5,298,449

EXPENSES

Management fee                  $ 1,956,717

Transfer agent fees              247,906

Non-interested trustees'         1,464
compensation

Custodian fees and expenses      8,477

Audit                            31,456

Legal                            1,868

Miscellaneous                    1,917

 Total expenses before           2,249,805
reductions

 Expense reductions              (6,358)      2,243,447

NET INVESTMENT INCOME                         3,055,002

REALIZED AND UNREALIZED GAIN                  33,215,397
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      (655,818)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               32,559,579

NET INCREASE (DECREASE) IN                   $ 35,614,581
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,055,002                   $ 3,527,467
income

 Net realized gain (loss)         33,215,397                    16,532,572

 Change in net unrealized         (655,818)                     38,431,279
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       35,614,581                    58,491,318
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (3,058,436)                   (3,564,824)
from net investment income
Share transaction

 Reinvestment of distributions    891,613                       1,076,729

 Cost of shares redeemed          (37,886,876)                  (17,405,529)

 NET INCREASE (DECREASE) IN       (36,995,263)                  (16,328,800)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (4,439,118)                   38,597,694
IN NET ASSETS

NET ASSETS

 Beginning of period              358,688,576                   320,090,882

 End of period (including        $ 354,249,458                 $ 358,688,576
undistributed net investment
income of $22,264 and
$25,698, respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        3,392                         4,463
distributions

 Redeemed                         (144,471)                     (75,203)

 Net increase (decrease)          (141,079)                     (70,740)


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 248.62   $ 211.50   $ 159.39   $ 134.59   $ 102.72
of period

Income from Investment
Operations

Net investment income             2.21 B     2.39 B     2.46 B     2.59       2.45

Net realized and unrealized       23.58      37.17      52.10      25.58      33.59
gain (loss)

Total from investment             25.79      39.56      54.56      28.17      36.04
operations

Less Distributions

 From net investment income       (2.25)     (2.44)     (2.45)     (2.60)     (2.45)

From net realized gain            -          -          -          (.77)      (1.72)

Total distributions               (2.25)     (2.44)     (2.45)     (3.37)     (4.17)

Net asset value, end of period   $ 272.16   $ 248.62   $ 211.50   $ 159.39   $ 134.59

TOTAL RETURN A                    10.41%     18.74%     34.33%     21.00%     35.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 354,249  $ 358,689  $ 320,091  $ 255,136  $ 232,768
(000 omitted)

Ratio of expenses to average      .62%       .62%       .63%       .64%       .63%
net assets

Ratio of expenses to average      .62%       .62%       .63%       .63% C     .63%
net assets after expense
reductions

Ratio of net investment           .84%       1.04%      1.31%      1.72%      2.05%
income to average net assets

Portfolio turnover rate           1%         0%         0%         0%         0%


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases of securities, other than short-term securities aggregated $4,760,141. Sales of securities other than short-term

3. PURCHASES AND SALES OF INVESTMENTS - CONTINUED

securities aggregated $37,702,746, of which $37,686,093 represents the current value of securities delivered in redemption of fund shares. The realized gain of $33,213,471 on securities delivered in redemption of fund shares is not taxable to the fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was equivalent to an annual rate of .54% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $26 and $6,332, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and the Shareholders of Fidelity Exchange Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Exchange Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Exchange Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 4, 2000

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone  provides a single toll-free
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(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
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*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of
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(computer_GRAPHIC)
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WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at
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(computer_GRAPHIC)
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Fidelity On-line Xpress+ software for Windows combines comprehensive
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at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
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